      As Filed with the Securities and Exchange Commission on November 17, 2000.
                                            File Nos. 333-16949 and 811-8696

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                                                                     [X]
                      POST-EFFECTIVE AMENDMENT NO. 5

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                     [X]
                              AMENDMENT NO. 13
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                           (EXACT NAME OF REGISTRANT)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-9196

                          ARNOLD R. BERGMAN, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485
    [_] on November 1, 2000 pursuant to paragraph (b) of Rule 485
    [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor         JHVLICO, John Hancock, The Account and the
      and Portfolio Companies.....   Series Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract         The Contracts; The Accumulation Period;
      Values......................   Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of Additional       Table of Contents of Statement of
      Information.................   Additional Information

                        PROSPECTUS DATED DECEMBER __, 2000

                               [eVARIABLE ANNUITY]

                an individual deferred variable annuity contract
                                   issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

  The contract enables you to earn investment-based returns in the following variable investment options:

VARIABLE INVESTMENT OPTION        MANAGED BY
--------------------------        ----------
  Equity Index. . . . . . .. .    State Street Global Advisors
  Large Cap Value CORE/sm/ .      Goldman Sachs Asset Management
  Large Cap Value . . . . .       T. Rowe Price Associates Inc.
  V.A. Financial Industries       John Hancock Advisers, Inc.
  Large Cap Aggressive Growth.    Alliance Capital Management L.P.
  Fidelity VIP Growth. . .        Fidelity Management & Research Company
  Fidelity VIP Contrafund(R). .   Fidelity Management & Research Company
  MFS Growth. . . . . . . .       MFS Investment Management
  Janus Aspen Global Technology   Janus Capital Corporation
                                  Wellington Management Company, LLP
  Large/Mid Cap Value. . .
  AIM V.I. Value. . . . . .       AIM Advisors, Inc.
  AIM V.I. Growth . . . . .       AIM Advisors, Inc.
  MFS Research. . . . . . .       MFS Investment Management
  Mid Cap Growth . . . . . .      Janus Capital Corporation
  Small/Mid Cap CORE/sm/ . .      Goldman Sachs Asset Management
  Small/Mid Cap Value . . .       The Boston Company Asset Management, LLC
  Small/Mid Cap Growth. . .       Wellington Management Company, LLP
  MFS New Discovery. . . .        MFS Investment Management
  Small Cap Equity . . . . .      Capital Guardian Trust Company
  Small Cap Growth . . . . . . .  John Hancock Advisers, Inc.
  Global Balanced . . . . .       Capital Guardian Trust Company
  Janus Aspen Worldwide Growth.   Janus Capital Corporation
  International Opportunities .   T. Rowe Price International, Inc.
  Fidelity VIP Overseas. .        Fidelity Management & Research Company
                                  Morgan Stanley Dean Witter Investment Management,
  Emerging Markets Equity .  . .   Inc.
  Short-Term Bond . . . . .       Independence Investment Associates, Inc.
  Active Bond . . . . . . .  . .  John Hancock Advisers, Inc.
  V.A. Strategic Income . .       John Hancock Advisers, Inc.
  High Yield Bond . . . . .       Wellington Management Company, LLP
  Global Bond . . . . . . .  . .  Capital Guardian Trust Company
  Money Market . . . . . . .      John Hancock Life Insurance Company

  The contract is not a deposit or obligation of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. It involves investment risks including the possible loss of principal.

  The variable investment options shown above are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.



  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, AIM Variable Insurance Funds, Inc., Fidelity's Variable Insurance Products Fund (Service Shares) and Variable Insurance Products Fund II (Service Shares), the Janus Aspen Series (Service Shares), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment
options of the Trusts are referred to as "funds."   In the prospectuses for the
Trusts, the investment options may be referred to as "funds," "portfolios" or "series."

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Linked to the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown above.




  Issued by:
          John Hancock Variable Life Insurance Company
          John Hancock Place
          Boston, MA 02117


  Electronic Servicing Center:
          URL:  [http://www.AnnuityNet.com]

  Administrative Servicing Office:
          John Hancock Variable Life Insurance Company
          P.O. Box 62137
          Baltimore, MD 21264-2137



************************************************************************

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The beginning of the prospectus is referred to as the "COVER PAGES."

     . The first section following the Cover Pages contains an "INDEX OF KEY
       WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trusts' prospectuses are linked to the end of this prospectus. You should save these prospectuses for future reference.


                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

  We've also filed with the SEC a "Statement of Additional Information," dated [December___, 2000]. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. The Statement is also available through the SEC's website at http://www.sec.gov. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents at the end of this prospectus.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
-------------------------------------------------------------------------------

                                 INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus either in the Cover Pages, as answers to the Questions in the Basic Information portion of the prospectus or in one of the sections of the Additional Information ("AI") portion of the prospectus, as shown below:

  KEY WORDS                                              WHERE TO LOOK

  Administrative Servicing Office ......................Cover Pages
  Annuity direct deposit program .......................Question 4.
  Accumulation units...................................AI - 4
  Annuitant............................................Question 3.
  Annuity payments.....................................AI - 5
  Annuity period.......................................Question 7.
  Contract year........................................Question 1.
  Date of issue........................................Question 1.
  Date of maturity.....................................Question 1.
  Electronic Servicing Center..........................Question 5.
  Funds................................................Cover Pages
  Premium payments.....................................Question 4.
  Surrender............................................Question 11.
  Surrender value......................................Question 11.
  Total value of your contract.........................Question 6.
  Variable investment options..........................Cover Pages
  Withdrawal...........................................Question 11.

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

OWNER TRANSACTION EXPENSES

     .    Maximum Withdrawal Charge                      None
     .     Annual Contract Fee                           None

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

     .    Asset-Based Charge                             0.65%

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes at the end of this table.
 Expenses of the funds are not fixed or specified under the terms of the contracts, and expenses may vary from year to year.



                                        Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                        Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                   Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                               ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 (NOTE 1):
Equity Index  . . . . . . . . . . . .       0.14%         N/A              0.00%            0.14%        0.08%
Large Cap Value CORE  . . . . . . . .       0.75%         N/A              0.10%            0.85%        0.42%
Large Cap Value . . . . . . . . . . .       0.74%         N/A              0.10%            0.84%        0.11%
Large Cap Aggressive Growth . . . . .       0.98%         N/A              0.10%           %             0.19%
Large/Mid Cap Value . . . . . . . . .       0.95%         N/A              0.10%            1.05%        0.47%
Mid Cap Growth  . . . . . . . . . . .       0.82%         N/A              0.10%            0.92%        0.11%
Small/Mid Cap CORE  . . . . . . . . .       0.80%         N/A              0.10%            0.90%        0.66%
Small/Mid Cap Value . . . . . . . . .       0.95%         N/A              0.10%            1.05%        1.44%
Small/Mid Cap Growth. . . . . . . . .       0.75%         N/A              0.10%            0.85%        0.10%
Small Cap Equity* . . . . . . . . . .       0.80%         N/A              0.10%            0.90%        0.16%
Small Cap Growth. . . . . . . . . . .       0.75%         N/A              0.10%            0.85%        0.14%
Global Balanced*  . . . . . . . . . .       0.85%         N/A              0.10%            0.95%        0.46%
International Opportunities . . . . .       0.87%         N/A              0.10%            0.97%        0.29%
Emerging Markets Equity . . . . . . .   1.27   %          N/A              0.10%       1.37    %         2.17%
Short-Term Bond . . . . . . . . . . .       0.30%         N/A              0.10%            0.40%        0.13%
Active Bond*  . . . . . . . . . . . .       0.25%         N/A              0.03%            0.28%        0.03%
High Yield Bond . . . . . . . . . . .       0.65%         N/A              0.10%            0.75%        0.39%
Global Bond . . . . . . . . . . . . .       0.69%         N/A              0.10%            0.79%        0.15%
Money Market  . . . . . . . . . . . .       0.25%         N/A              0.06%            0.31%        0.06%


JOHN HANCOCK DECLARATION TRUST (NOTE
 2):
V.A. Financial Industries . . . . . .       0.80%         N/A              0.10%            0.90%        0.10%
V.A. Strategic Income . . . . . . . .       0.60%         N/A              0.25%            0.85%        0.27%


AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . .       0.61%         N/A              0.15%            0.76%        0.15%
AIM V.I. Growth . . . . . . . . . . .       0.63%         N/A              0.10%            0.73%        0.10%

 VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS     (NOTE 3):
Fidelity VIP Growth . . . . . . . . .       0.58%        0.10%             0.07%            0.75%        0.09%
Fidelity VIP Overseas . . . . . . . .       0.73%        0.10%             0.15%            0.98%        0.18%

 VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS     (NOTE 3):
Fidelity VIP Contrafund(R)  . . . . .       0.58%        0.10%             0.07%            0.75%        0.10%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology
Janus Aspen Worldwide Growth


MFS VARIABLE INSURANCE TRUST
 (NOTE 5):
MFS Growth  . . . . . . . . . . . . .       0.75%         N/A              0.16%            0.91%        0.71%
MFS Research  . . . . . . . . . . . .       0.75%         N/A              0.11%            0.86%        0.11%
MFS New Discovery . . . . . . . . . .       0.90%         N/A              0.17%            1.07%        1.59%

NOTES TO ANNUAL FUND EXPENSES

  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999
    .

   * Small Cap Equity was formerly "Small Cap Value," Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond."

      "CORE/ sm/" is a service mark of Goldman, Sachs & Co.

  (2) John Hancock Declaration Trust Funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. John Hancock Advisers, Inc., has agreed to limit temporarily other expenses of each of these funds to 0.25% of the fund's average daily assets.

  (3) A portion of the brokerage commissions that certain of the Fidelity VIP Funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of these funds would have been higher, as shown in the last column of this table.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in oper-ation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each of these fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.
     MFS Investment Management (also doing business as Massachusetts Financial Services Company) ahs contractually agreed to bear expense for the Growth and New Discovery Funds, subject to reimbursements by the fund, that each such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund.
 Any such payments do not, however, result in any charge to you in addition to what is disclosed above.



EXAMPLES

The examples on the following page illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1999, after reimbursements.

If you begin receiving payments under one of our annuity payment options at the end of one of the following periods, if you maintain your contract in force, or if you surrender ("turn in") your contact at the end of one of the applicable periods, you would pay:


                                 1 YEAR   3 YEARS  5 YEARS    10 YEARS
-----------------------------------------------------------------------
Equity Index                    $  8      $25      $  44     $  98
-----------------------------------------------------------------------
Large Cap Value CORE            $15       $47      $  82     $179
-----------------------------------------------------------------------
Large Cap Value                 $15       $47      $  81     $178
-----------------------------------------------------------------------
VA Financial Industries         $16       $49      $  84     $185
-----------------------------------------------------------------------
Large Cap Aggressive Growth     $18       $54      $  94     $204
-----------------------------------------------------------------------
Fidelity VIP Growth             $14       $44      $  77     $168
-----------------------------------------------------------------------
Fidelity VIP Contrafund(R)      $14       $44      $  77     $168
-----------------------------------------------------------------------
MFS Growth                      $16       $49      $  85     $186
-----------------------------------------------------------------------
Janus Aspen Global Technology   $17       $53      $  91     $199
-----------------------------------------------------------------------
Large/Mid Cap Value             $17       $54      $  92     $201
-----------------------------------------------------------------------
AIM V.I. Value                  $14       $45      $  77     $169
-----------------------------------------------------------------------
AIM V.I. Growth                 $14       $44      $  76     $166
-----------------------------------------------------------------------
MFS Research                    $15       $48      $  82     $180
-----------------------------------------------------------------------
Mid Cap Growth                  $16       $50      $  86     $187
-----------------------------------------------------------------------
Small/Mid Cap CORE              $16       $49      $  84     $185
-----------------------------------------------------------------------
Small/Mid Cap Value             $17       $54      $  92     $201
-----------------------------------------------------------------------
Small/Mid Cap Growth            $15       $47      $  82     $179
-----------------------------------------------------------------------
MFS New Discovery               $17       $54      $  93     $203
-----------------------------------------------------------------------
Small Cap Equity                $16       $49      $  84     $185
-----------------------------------------------------------------------
Small Cap Growth                $15       $47      $  82     $179
-----------------------------------------------------------------------
Global Balanced                 $16       $50      $  87     $190
-----------------------------------------------------------------------
Janus Aspen Worldwide Growth    $16       $50      $  87     $190
-----------------------------------------------------------------------
International Opportunities     $16       $51      $  88     $192
-----------------------------------------------------------------------
Fidelity VIP Overseas Equity    $17       $51      $  89     $193
-----------------------------------------------------------------------
Emerging Markets Equity         $21       $63      $109      $235
-----------------------------------------------------------------------
Short Term Bond                 $11       $33      $  58     $128
-----------------------------------------------------------------------
Active Bond                     $  9      $30      $  51     $114
-----------------------------------------------------------------------
V.A. Strategic Income           $15       $47      $  82     $179
-----------------------------------------------------------------------
High Yield Bond                 $14       $44      $  77     $168
-----------------------------------------------------------------------
Global Bond                     $15       $46      $  79     $172
-----------------------------------------------------------------------
Money Market                    $10       $31      $  53     $118
-----------------------------------------------------------------------

                                BASIC INFORMATION

  This "Basic Information" portion of the prospectus provides answers to commonly asked questions about the contract.

 1.  WHAT IS THE CONTRACT?

  The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

  We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

 2.  WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 3.  IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.
 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 4.  HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

  We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $2,000 to open an individual retirement account or $1,000 to begin the annuity direct deposit program. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $100, except that you may make subsequent premium payments for as low as $50 if you are participating in our annuity direct deposit program.

Applying for a contract

  You can purchase a contract by (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the Administrative Servicing Office shown on the Cover Pages.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We will not issue a contract if the proposed annuitant is age 85 or older.

Limits on premium payments

  You can make premium payments of up to $1,000,000 in any one contract year. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85/th/ birthday. We may waive either of these limits, however.

  We may also impose limits on the amount of premium payments that you can allocate to any one variable investment option in any one contract year, but we currently do not do so.

Ways to make premium payments

  Premium payments made by check or money order must be:

 . drawn on a U.S. bank,

 . drawn in U.S. dollars, and

 . made payable to "John Hancock."

  Premium payments should be sent to the Administrative Servicing Office. We will accept your initial premium payment by exchange from another insurance company. In addition you can make payments automatically from your checking account via the annuity direct deposit program. You can find information about methods of premium payment by contacting the Electronic Servicing Center or by writing to our Administrative Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the Administrative Servicing Office. From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the variable investment options you've elected. Special investment rules apply to premiums received during the right to cancel period. (See "Question 14. "Can I return my contract?")

5.  WHAT IS THE ELECTRONIC SERVICING CENTER?

  We maintain an Electronic Servicing Center specifically for this contract to provide variable annuity contract information and other information to current and prospective owners, and to permit various transactions to be performed electronically. The Electronic Servicing Center also contains detailed instructions on how to initiate transactions, such as transferring value among variable investment options, changing the annuitant, beneficiary or owner, withdrawing value from a contract, changing the date of maturity or annuity option, and reporting a death claim. These instructions must be followed and may contain a requirement for you to fax or mail a document with your signature to our Administrative Servicing Office or to a different address. Electronic requests for transactions that require a signature will not be processed.

  For security, you will select a Personal Identification Number (PIN) or password to access information through the Electronic Servicing Center. You are responsible for any use of this PIN or password.

   The current Universal Resource Locator (or "URL") for the Electronic Service Center is http://www.AnnuityNet.com. The current address for our Administrative Servicing Office is shown on the Cover Pages. If we should change the Electronic Servicing Center or our Administrative Servicing Office, we will notify you in writing or by transmitting an e-mail message to your last known e-mail address.

   If you agree, our Electronic Servicing Center will deliver all notices, documents, and other information relating to your policy to your e-mail address or, in some cases, to your personal account folder located at the Electronic Servicing Center, until you revoke this consent. Examples of the electronic documents we will deliver include: the contract, prospectuses, transaction confirmation statements and other information. We reserve the right, however, to deliver documents to you on paper at any time should the need arise.

  To view, download, or print electronic documents, you must have access to the Internet, maintain a valid e-mail address, and install ADOBE ACROBAT READER on your computer.

  We do not currently charge a fee for providing electronic documents; however, you may incur Internet access charges, telephone charges, and other third party charges when receiving electronic documents or downloading required software. YOUR ABILITY TO ACCESS OR TRANSACT BUSINESS ON THE ELECTRONIC SERVICING CENTER MAY BE LIMITED DUE TO CIRCUMSTANCES BEYOND OUR CONTROL, SUCH AS SYSTEM OUTAGES.

  You may revoke your consent to further delivery of electronic documents at any time by writing to our Administrative Servicing Office.

  You may obtain a paper copy of documents relating to your contract by writing to our Administrative Servicing Office. Please indicate which documents you want to receive on paper and provide us with your mailing address. We may charge a fee for producing paper copies of documents that have been delivered to you electronically.

  You may update your e-mail address by contacting the Electronic Servicing Center.

  We permit certain transactions to be initiated through the Electronic Servicing Center, subject to the following conditions:

     . We will not process e-mailed requests for transactions under the contract for which we require a signature.

     . We and our agents can act on all instructions received with respect to your application and your contract when your password is used.
        Our sole responsibility is to execute the instructions received.
        All instructions using your personal account number and password are deemed sent by you.

     . We and our agents are only responsible for executing instructions that are received and acknowledged by the Electronic Service Center.
        We will notify you by transmitting an e-mail message to your last known e-mail address.

     . You are responsible for keeping your password confidential. You must notify us and our agents of:

      .    Any loss or theft of your password and/or personal account number; or

      .    Any unauthorized use of your password or personal account
         information; or

      .     Any failure by you to receive a message that an order entered through the website order system has been received and/or executed through the order system; or

      .     Any failure by you to receive accurate written confirmation of an order or its execution within (3) business days after placing the order through the website order system.

 6.  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

   Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, and except for the special procedures we follow during the right to cancel period, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares. We describe our special procedures during the right to cancel period in the Allocation of premium payments section under Question 10.

  Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Table section of this prospectus. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract.
 These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under Question 11. "What fees and charges will be deducted from my contract?"

  At any time before the date of maturity, the total value of your contract equals

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made, and

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option.

 7.  WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters the annuity period. During the annuity period, we make a series of variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review section AI-5 "The annuity period" in the Additional Information portion of this prospectus, for information about all of these choices you can make.

 8. TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS CONTRACTS IN PARTICULAR CASES?

  Insurance laws and regulations apply to JHVLICO in every state in which its annuity contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

 9.  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals)

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

 . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as

 . the type of the distribution

 . when the distribution is made

 . the circumstances under which the payments are made

  If your contract is issued in connection with an individual retirement annuity plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, some retirement plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH AN INDIVIDUAL RETIREMENT ANNUITY PLAN OR OTHER TAX-QUALIFIED RETIREMENT PLAN, ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

 10.  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

  When you apply for your contract, you specify the variable investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Servicing Office. Any change in allocation will be effective as of our receipt of your request. All percentages that you select must be in whole numbers.

  Premium payments received prior to the expiration of the right to cancel period will automatically be allocated to the Money Market variable investment option. The portion of the Money Market variable investment option attributable to such payments will be reallocated automatically among the variable investment options you have chosen upon the expiration of the right to cancel period.
 Premium payments received after the expiration of the right to cancel period will be allocated among the variable investment options you have chosen as soon as they are processed. We describe the right to cancel period following Question 14.
 "Can I return my contract?"

  Currently, we do not impose a limit on the number of variable investment options that you may use at any one time or over the life of your contract, although we reserve the right to do so in the future.

Transferring your assets

  Under our current procedures, you may transfer, free of charge, all or part of the assets in one variable investment option to any other variable investment option up to 12 times a year. We reserve the right to assess a charge of up to $25 on any transfer beyond the first 12 transfers per year or to reject any transfer request after that.

   You may NOT, however, transfer more than $500,000 in any contract year from any one variable investment option without our prior approval.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We therefor reserve the right to reject any premium payment or transfer request from any person if, in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

  We also reserve the right to revise, suspend or eliminate the transfer privileges described above at any time without prior notice. We may impose a limit on the amount that may be transferred into a variable investment option in any contract year.

Procedure for transferring your assets

  You may request a transfer of contract value among variable investment options by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Serving Office. Your request should include

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the variable investment options being transferred to and from each, and

 . the amount of each transfer.

 The request becomes effective on the day we receive your request in proper form.

 11.  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Asset-based charge

  We deduct a daily asset-based charge that compensates us primarily for our administrative expenses and the mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 0.65% of the value of the assets you have allocated to the variable investment options.

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization. We reserve the right, however, to deduct the charge from each premium payment at the time it is made or, upon death surrender or withdrawal, if we incur such a tax upon those events. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

 12.  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

 . surrender (i.e., "turn in") your contract for a cash payment of its surrender value, or

 . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, minus any
                                                                      -----
applicable premium tax. You may request a surrender by writing to our Administrative Serving Office. We will determine the amount surrendered as of the date we receive your request in writing at the Administrative Servicing Office.

  You may request a partial withdrawal of the surrender value by writing to our Administrative Serving Office. You may also request a partial withdrawal of up to $50,000 of the surrender value by sending us acceptable notice through our Electronic Servicing Center. We will determine the amount withdrawn as of the date we receive your request in proper order.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described in section AI-9 "Tax information" in the Additional Information portion of this prospectus. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any portion taxable of the withdrawal taxable.

  We will deduct any partial withdrawal proportionally from each of your
                                        --------------
variable investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

 . for an amount less than $300, or

 . if the remaining total value of your contract would be less than $1,000.

   A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable variable investment option in the ratio that the value of each bears to the total value of your contract. See Question 6. "How will the value of my contract change
over time?"   The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

 . you may elect the plan only if the total value of your contract equals
  $25,000 or more.

 . the amount of each systematic withdrawal must equal at least $300.

 . if the amount of each withdrawal drops below $300 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

 . you may cancel the plan at any time.

 . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

 13.  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Guaranteed minimum death benefit

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greater of:
                           -------

 . the total value of your contract, or

 . the total amount of premium payments made, minus any partial withdrawals.

   We calculate the death benefit as of the day we receive, in proper order at the Administrative Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

  If your contract names joint annuitants, the death benefit is determined on the death of the last surviving annuitant before your contract's date of
                 ----
maturity.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under section AI-5 "The anuity period" in the Additional Information portion of this prospectus.

  The Administrative Servicing Office's current address is shown on the Cover Pages of this prospectus.

 14.  CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states and for contracts issued as "IRAs") after you receive it. The "right to cancel period" applicable to your contract will be shown in your contract or in a supplemental notice that is issued with your contract. Any premiums we receive during this period will be allocated to the Money Market variable investment option. If you do not cancel your contract during this period, we will transfer the total value of your contract at the expiration of the right to cancel period to the variable investment options you selected in your application.

  To cancel your contract, simply deliver or mail it to the Administrative Servicing Office at the address shown on the Cover Pages or submit a surrender form available through the Electronic Servicing Center. In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states and for contracts issued as "IRAs," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract or surrender form.

                              ADDITIONAL INFORMATION

  This portion of the prospectus contains additional information that is not contained in the Basic Information portion of the prospectus.

  TOPIC                                                 SECTION NUMBER

  Description of JHVLICO. . . . . . . . . . . . . . AI-1

  Who should purchase a contract. . . . . . . . . . AI-2

  How we support the variable investment options. . AI-3

  The accumulation period. . . . . . . . . . . . . .AI-4

  The annuity period. . . . . . . . . . . . . . . . AI-5

  Variable investment option valuation procedures. .AI-6

  Distribution requirements following death of owner AI-7

  Miscellaneous provisions. . . . . . . . . . . . . AI-8

  Tax information. . . . . . . . . . . . . . . . . .AI-9

  Performance information. . . . . . . . . . . . . .AI-10

  Reports. . . . . . . . . . . . . . . . . . . . . .AI-11

  Voting privileges. . . . . . . . . . . . . . . . .AI-12

  Certain changes. . . . . . . . . . . . . . . . . .AI-13

  Distribution of contracts. . . . . . . . . . . . .AI-14

  Experts . . . . . . . . . . . . . . . . . . . . . .AI-15

  Registration statement. . . . . . . . . . . . . . AI-16

  Appendix A - Illustrative contract values

 AI-1  DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the
laws of the Commonwealth of Massachusetts.   We have authority to transact
business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

  It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 AI-2  WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan in section AI-9 "Tax information" in this Additional Information portion of the prospectus. We also designed the contracts for purchase under traditional individual retirement accounts satisfying Section 408 of the Code.

 AI -3  HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account I (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trust's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 AI - 4 THE ACCUMULATION PERIOD

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option.

 Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction
                   DIVIDED BY
value of one accumulation unit for the applicable
variable investment option at the time of such
transaction
-------------------------------------------------


  The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such variable investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

number of accumulation units in the variable
investment options
                    TIMES
value of one accumulation unit for the
applicable variable investment option that
time
---------------------------------------------


 AI -5  THE ANNUITY PERIOD

Date of maturity

  Your contract specifies the annuitant's 95/th/ birthday as the date of maturity, when payments from one of our annuity options are scheduled to begin.

 You may subsequently elect a different date of maturity by sending us acceptable notice through our Electronic Servicing center or by writing to our
Administrative Serving Office.   Unless we otherwise permit, a new selection
must be

 . at least 12 months after the date the first premium payment is applied to your contract and

 . no later than the annuitant's 95/th/ birthday.

   We must receive your new selection in proper form at least 31 days prior to the new date of maturity.

  If you are selecting or changing your date of maturity for a contract issued under an IRA, special limits apply. (See "Contracts purchased as traditional IRAs," in AI -9 "Tax Information," below.)

Choosing variable annuity payments

  During the annuity period, we offer annuity payments on a variable basis for each variable investment option.
----

  We will generally apply amounts allocated to variable investment options to provide annuity payments on a variable basis.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed below under Annuity options).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least
  $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

  You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

  Assumed investment rate:  The assumed investment rate for any variable portion
  ------------------------
of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  Option A:  life annuity with payments for a guaranteed period: We will make
  -------------------------------------------------------------
monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B:  life annuity without further payment on death of payee:   We will
  -----------------------------------------------------------------
make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  If the payee is more than 95 years old on the date of maturity, the following two options are not available:

 . Option A:  "life annuity with 5 years guaranteed" and

 . Option B:  "life annuity without further payment on the death of payee."

 AI -6  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 AI-7  DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

  The Code imposes very similar distribution requirements on contracts used to fund individual retirement annuity plans. We provide the required provisions for tax-qualified plans in separate disclosures and endorsements.



 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
 . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.
 . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest
   (as discussed below) in the contract on the date of your death must be:
     (1) paid out in full within five years of your death or
     (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death
 . If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.
 . If you are the owner but not the last
   surviving annuitant, the entire interest equals:
     (1) the surrender value if paid out in
         full within five years of your death,
         or
     (2) the total value of your contract
         applied in full towards the purchase
         of a life annuity on the beneficiary
         with payments commencing within one
         year of your death.

 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:
 . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

----------------------------------------------------

  The Electronic Servicing Center contains instructions on how to provide notice of the death of an owner or annuitant to us, and how to file a claim at the Administrative Servicing Office. Notice of the death of an owner or annuitant should be furnished promptly.

 AI-8  MISCELLANEOUS PROVISIONS

Change of owner or beneficiary

  The Electronic Servicing Center provides instructions on how to change the owner or beneficiary under your contract.

  To qualify for favorable tax treatment, certain contracts can't be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose. Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the Administrative Servicing Office.

  The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice to the Administrative Servicing Office no later than receipt of due proof of the death of the annuitant.

   Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record,

 . the any action taken prior to receipt of the notice, and

 . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 AI -9  TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax-qualified plan

  Undistributed gains:  We believe the contracts will be considered annuity
  -------------------
contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

  Annuity payments:  When we make payments under a contract in the form of an
  ----------------
annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

  Surrenders and withdrawals before date of maturity:  When we make a single sum
  ---------------------------------------------------
payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

  Penalty for premature withdrawals:  The taxable portion of any withdrawal or
  ---------------------------------
single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

  Puerto Rico annuity contracts not purchased to fund a tax qualified plan:
  ------------------------------------------------------------------------
 Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully
recovered.  Thereafter, all distributions are fully taxable.   Distributions
after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified
Contract is included in gross income.   Puerto Rico does not currently impose an
early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Trusts intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of variable investment options to avoid, if possible, current taxation to the owners.

Contracts purchased as traditional IRAs

  A traditional individual retirement annuity (as defined in Section 408 of the
Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of (a) 100% of compensation includable in your
gross income, or   (b) $2,000 per year. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return. The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income".

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

  Withholding on rollover distributions:  The tax law requires us to withhold
  -------------------------------------
20% from certain distributions from tax-qualified plans, such as traditional IRAs. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

Contracts purchased as Roth IRAs

  In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You can convert a traditional IRA to a Roth IRA, unless:

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

 The $2,000 Roth IRA contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

Puerto Rico annuity contracts purchased to fund a tax-qualified plan

   The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States. Although JHVLICO may offer variable annuity contracts in Puerto Rico in connection with "tax qualified plans," the text of the prospectus under the subsections "Contracts purchased as traditional IRAs" and "Contract purchased as Roth IRAs" are inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing IRAs are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.
 For further information, you should consult a qualified tax adviser.

 AI-10  PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

  Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period; and

 . the value at the end of such period.

  At the Account level, total return reflects adjustments for the asset-based risk charge. Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it may be for additional durations.

  See Appendix A for Account level performance information in "standard" and "non-standard" formats as of December 31, 1999.

  We may also advertise "current yield" and "effective yield" for investments in the Money Market variable investment option. Current yield refers to the income earned on your investment in the

Money Market variable investment option over a 7-day period an then annualized.
 In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax.

 AI-11  REPORTS

  At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trust.

 AI -12 VOTING PRIVILEGES

  At meetings of a Trust's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 AI-13  CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or variable investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 AI-14  DISTRIBUTION OF CONTRACTS

  Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock Life Insurance Company.

  You can purchase the contracts through broker-dealers who have entered into selling agreements with Signator and JHVLICO. We do not expect the compensation of such broker-dealers and their affiliated life insurance agencies to exceed 8% of premium payments (on a present value basis).

 AI-15  EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Separate Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

 AI-16  REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                              page of SAI
VARIATIONS IN CHARGES. . .2
DISTRIBUTION. . . . . . . 2
CALCULATION OF PERFORMANCE DATA2
OTHER PERFORMANCE INFORMATION. 4
CALCULATION OF ANNUITY PAYMENTS4
ADDITIONAL INFORMATION
 ABOUT DETERMINING
 UNIT VALUES. . . . . . . 6
PURCHASES AND
  REDEMPTIONS OF FUND SHARES. .7
THE ACCOUNT. . . . . . . .7
DELAY OF CERTAIN PAYMENTS .7
LIABILITY FOR TELEPHONE TRANSFERS8
VOTING PRIVILEGES. . . . .8
JHVLICO FINANCIAL STATEMENTS. 10
SEPARATE ACCOUNT
 FINANCIAL STATEMENTS. . 30

                    APPENDIX A - ILLUSTRATIVE CONTRACT VALUES

  "STANDARD" PERFORMANCE

  The following table shows Account level average total return for each variable investment option (except the Money Market) for periods of one and three years or from the date a fund commenced operations. Five and ten year periods are not shown because the Account has not been in operation for those periods. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the [e-Variable Annuity] contracts because the Account is used for other variable annuities offered by JHVLICO.

  Our Statement of Additional Information describes the specific calculation we
used to determine the values shown.   Absent expense reimbursements to certain
funds, total return figures for the related variable investment options would have been lower.

           PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.


                                                             For the          For the          From
                                                          1 Year Period    3 Year Period     Inception       Date of
               Variable Investment Option                     Ended            Ended       in Account to    Inception
               --------------------------                    12/31/99        12/31/99        12/31/99       in Account
                                                             --------        --------        --------      -----------
Equity Index  . . . . . . . . . . . . . . . . . . . . .        20.3%            26.5%            25.5%       5/01/96
Large Cap Value CORE                                             --               --               --        *
Large Cap Value                                                 2.6%            12.5%            13.9%       5/01/96
VA Financial Industries                                          --               --               --        *
Large Cap Aggressive Growth                                      --               --             20.4%       5/01/00
Fidelity VIP Growth                                              --               --               --        *
Fidelity VIP Contrafund(R)                                       --               --               --        *
MFS Growth                                                       --               --               --        *
Janus Aspen Global Tech Technology                               --               --               --        *
Large/Mid Cap Value                                              --               --              4.9%       5/01/00
AIM V.I. Value                                                   --               --               --        *
                                                                 --               --               --
AIM V.I. Growth                                                                                              *
                                                                 --               --               --
MFS Research                                                                                                 *
Mid Cap Growth                                                116.9%            51.5%            41.2%       5/01/96
Small/Mid Cap CORE                                             19.8%              --              4.5%       5/01/98
Small/Mid Cap Value                                              --               --              5.3%       5/01/00
Small/Mid Cap Growth                                            4.5%             4.1%            14.9%       1/26/95
                                                                 --                                --
MFS New Discovery                                                                 --                         *
Small Cap Equity                                               -4.1%             3.8%             5.8%       5/01/96
Small Cap Growth                                               69.3%            29.8%            23.4%       5/01/96
Global Balanced                                                 4.4%              --              8.0%       5/01/98
                                                                                                   --
Janus Aspen Worldwide Growth                                     --               --                         *
International Opportunities                                    33.1%            15.8%            14.6%       5/01/96
                                                                 --               --               --
Fidelity VIP Overseas Equity                                                                                 *
Emerging Markets Equity                                        81.3%              --             16.4%       5/1/98
Short Term Bond                                                 2.3%             4.4%             5.2%       1/26/95
Active Bond                                                    -1.6%             5.0%             7.2%       1/26/95
                                                                 --               --               --
V.A. Strategic Income                                                                                        *
High Yield Bond                                                 4.5%              --              0.6%       5/1/98
Global Bond                                                    -2.8%          .5   %         5.4%            5/1/96

  *The Variable Investment Option is new to the Account.


  "NON -STANDARD" PERFORMANCE

  The following table shows Account level average total return for each variable investment option (except the Money Market) for periods of one, three, five and ten years or from the date a fund commenced operations. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 1999.

Although the [e-Variable Annuity] contracts did not exist during the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge. Our Statement of Additional Information describes the specific calculation.


           PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                                                For the          For the          For the          For the       From
                                             1 Year Period    3 Year Period    5 Year Period    10 Year Period Incepti
               Variable Investment Option        Ended            Ended            Ended            Ended         of I
               --------------------------       12/31/99        12/31/99         12/31/99          12/31/99      Fund
                                                --------        --------         --------          --------       to
                                                                                                                12/31/
                                                                                                                ------
Equity Index . . . . . . . . . . . . . . . .      20.3%           26.5%              --               --         25
Large Cap Value CORE                                --              --               --               --          3
Large Cap Value                                    2.6%           12.5%              --               --         13
VA Financial Industries                           -0.2%             --               --               --         14
Large Cap Aggressive Growth                         --              --               --               --         20
Fidelity VIP Growth                               36.4%           32.3%            29.2%            19.0%        17
Fidelity VIP Contrafund(R)                        23.3%           25.2%              --               --         26
MFS Growth                                          --              --               --               --         39
Janus Aspen Global Technology                       --              --               --               --            5/
Large/Mid Cap Value                                 --              --               --               --          4
AIM V.I. Value                                    29.1%           27.8%            26.4%              --         225/0
AIM V.I. Growth                                   34.4%           31.2%            28.8%              --         225/0
MFS Research                                      23.3%           21.9%              --               --         22
Mid Cap Growth                                   116.9%           51.5%              --               --         41
Small/Mid Cap CORE                                19.8%             --               --               --          4
Small/Mid Cap Value                                 --              --               --               --          5
Small/Mid Cap Growth                               4.5%            4.1%            14.6%              --         12
MFS New Discovery                                 72.3%             --               --               --         39 5/
Small Cap Equity                                  -4.1%            3.8%              --               --          5
Small Cap Growth                                  69.3%           29.8%              --               --         23
Global Balanced                                    4.4%            7.7%              --               --          8
Janus Aspen Worldwide Growth                        --              --               --               --           9/1
International Opportunities                       33.1%           15.8%              --               --         14
Fidelity VIP Overseas Equity                      41.5%           20.6%            16.7%            10.7%        10
Emerging Markets Equity                           81.3%             --               --               --         16
Short Term Bond                                    2.3%            4.4%             5.4%              --          4
Active Bond                                       -1.6%            5.0%             7.3%             7.2%         9
V.A. Strategic Income                              4.2%            6.3%              --               --          7
High Yield Bond                                    4.5%             --               --               --          0
Global Bond                                       -2.8%            4.5%              --               --          5

   * Or since inception of a predessor to the applicable fund.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


            [EVARIABLE ANNUITY] DEFERRED VARIABLE ANNUITY CONTRACTS


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I


                      STATEMENT OF ADDITIONAL INFORMATION


                               __________________


This statement of additional information ("SAI"), dated [December __, 2000] is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account I (the "Account") dated [December __, 2000] for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from our Administrative Servicing Office: John Hancock Variable Life Insurance Company, P.O. Box 62137, Baltimore, MD 21264-2137.

                               TABLE OF CONTENTS


                               _________________



                                                      PAGE OF SAI
                                                       -----------
Variations in Charges..................                     2
Distribution...........................                     2
Calculation of Performance Data........                     2
Other Performance Information..........                     4
Calculation of Annuity Payments........                     4
Additional Information About Determining Unit Values        6
Purchases and Redemptions of Fund Shares                    7
The Account............................                     7
Delay of Certain Payments..............                     7
Liability for Telephone Transfers......                     8
Voting Privileges......................                     8
JHVLICO Financial Statements...........                    10
Separate Account Financial Statements..                    30

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the the charge for mortality and expense risks, the administrative services charge, or the annual contract fee. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, or (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION


     The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock, JHVLICO and Signator, the amounts we paid under that agreement for such services were as follows:

 YEAR                                        AMOUNT PAID TO SIGNATOR
 ----                                        -----------------------
 1999                                             $45,557,806
 1998                                             $32,817,115
 1997                                             $25,035,420

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTION


     The Separate Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


     For the 7-day period ending December 31, 1999, the Money Market option's current yield was 4.74% and its effective yield was 4.88%.

STANDARD PERFORMANCE DATA


     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout.

     The "Standard" performance table contained in Appendix A to the prospectus assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period shown and full redemption is made at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus.

OTHER PERFORMANCE DATA


     The "Non-Standard" performance table contained in Appendix A to the prospectus is calculated in the same manner as the "Standard" performance table, except that the beginning of a period (or fractional portion thereof) may date from the inception of a fund, or of a predecessor to the fund.

     The Account may also calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC:
LOGO

where: a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

                         OTHER PERFORMANCE INFORMATION


     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

                        CALCULATION OF ANNUITY PAYMENTS


CALCULATION OF ANNUITY UNITS


     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:


   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by

 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option

                             BY

 the annuity unit value of that variable investment option
 as of 10 calendar days prior to the date the initial
 payment is due
----------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES


     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.99990575.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds
     3 1/2% per year and will decrease only if is less than 3 1/2% per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

(2) for each calendar day in the period, a deduction of 0.001781% of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES


     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $71.24 assuming a one day period. The $71.24 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00001781. By substituting in the first formula above, the net investment rate is equal to $3928.76 ($2000 + $3000 - $1000 - $71.24) divided by $4,000,000 or 0.0009822.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009822)] or $11.261050. The value of an annuity unit at the end of the period would be [$1.0850000 x (1. + .0009822) x
 .99990575] or $1.085963. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES


     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trust, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS


     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     On the date of the prospectus, we do not permit you to initiate transactions by telephone. If we do permit this type of transaction in the future:

 .    if you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence;

 .    we will employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures may include requiring personal identification, tape recording calls, and providing written confirmation to the owner; and

 .    if we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     We are under no obligation to permit telephone transfers, and we provide no assurance that we will do so.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of fund shares as to which you may give instructions:


 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding fund
--------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

 .    the election of a Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of a Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate                                                  25.0        41.0
Policy loans                                                172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares  . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                             YEAR ENDED DECEMBER 31,
                                                                          1999                   1998
                                                                        ---------              ---------
                                                                                  (IN MILLIONS)

INCOME
Premiums                                                                                       $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .             136.0                    122.8
Other, net                                                               605.4                    618.1
                                                                      ---------                ---------
                                                                       1,692.2                  2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .             349.9                    301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .             888.8                  1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .             314.4                    274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .              20.5                     28.1
                                                                      ---------                ---------
                                                                       1,573.6                  1,963.9
                                                                      ---------                ---------

 Gain from operations before federal income
   taxes and net realized capital losses . . . . . . . . . .             118.6                     49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .              42.9                     33.1
                                                                      ---------                ---------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES                  75.7                     16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .              (1.7)                    (0.6)
                                                                      ---------                ---------


  NET INCOME                                                              74.0                     15.6
                                                                      ---------                ---------

Unassigned deficit at beginning of year  . . . . . . . . . .             (49.2)                   (58.3)
Net unrealized capital losses and other adjustments--Note 4               (3.8)                    (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .            (198.9)                    (0.5)
                                                                      ---------                ---------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .           $(177.9)                 $ (49.2)
                                                                      =========                =========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
                                                         1999          1998
                                                       -------       --------
                                                           (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net                                           540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases                                     (240.7)    (618.8)
   Bond sales                                           108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .
                                                        (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net                                          (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable                                               (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS . . . . . . . . . . . . . . . . . . .       230.2

Cash and temporary cash investments at beginning
 of year                                                 19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR                                                   250.1          $19.9
                                                    =======      ===========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets                                                  570.7     587.8
Total liabilities                                             498.9     517.5
Total revenue                                                  35.6      38.8
Net income                                                      3.5       3.8



3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------

                                                         (IN MILLIONS)



Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense                                          1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes                                          0.3       0.7
                                                      ------    ------


                                                      $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                          (IN MILLIONS)



Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax                                       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    ------     ------


Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------

                                                          (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)       (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)       (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:



--------------              --------------     ---------------    ---------
                              (IN MILLIONS)

December 31, 1999
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1
5.8
Obligations of states
 and political
 subdivisions                      2.2          0.1                 0.1
2.2
Debit securities
 issued by foreign
 governments                      13.9          0.8                 0.1
14.6
Corporate securities             964.9         13.0                59.4
918.5
Mortgage-backed
 securities                      229.4          0.5                 7.8
222.1
--------                         -----       ------            --------

Total bonds
===========                      =====       ======            ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies                          5.1          0.1                 0.0
5.2
Obligations of states
 and political
 subdivisions                      3.2          0.3                 0.0
3.5
Corporate securities             925.2         50.4                15.0
960.6
Mortgage-backed
 securities                      252.3         10.0                 0.1
262.2
-----                            -----       ------            --------

Total bonds                                                        15.1
===========                      =====       ======            ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------

                                                          (IN MILLIONS)


Due in one year or less. . . . . . . . . . . . . .          $  58.5     58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------


                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments                      $112.1      East North Central      $  71.3
Hotels                            11.3      East South Central      7.4
Industrial                        66.0      Middle Atlantic        28.5
Office buildings                  86.4      Mountain               21.0
Retail                            25.5      New England            37.5
Agricultural                      99.6      Pacific               111.1
Other                             32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
   ------


                                $433.1                                $433.1
   ======


  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)

                                                  ------------------
 NOTIONAL AMOUNTS                             1999
1998
                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)


Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value                                       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account                                                 15.4            0.6
     --------


Total annuity reserves and deposit liabilities .     $2,673.4         100.0%
     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,

                                        1999          1998
      ---------------                                 ---------------------

                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------

                                              (IN MILLIONS)


ASSETS
   Bonds--Note 6
   Preferred stocks--Note
 6                             35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6               433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contract owners of
John Hancock Variable Annuity Account I of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond, and Global Bond (formerly, Strategic Bond) Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account I at December 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                                              EMERGING
                              LARGE              SOVEREIGN                    MARKETS
                           CAP GROWTH              BOND                        EQUITY
                           SUBACCOUNT           SUBACCOUNT                   SUBACCOUNT
                        -----------------  ---------------------  --------------------------------
ASSETS
Cash  . . . . . . . .        $     76,468           $     34,943                 $           1,335
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value . . . . . .         273,506,438            124,065,808                         5,197,191
Receivable from John
 Hancock Variable
 Series Trust I . . .              68,110                156,506                            58,424
                        -----------------  ---------------------  --------------------------------
Total assets  . . . .         273,651,016            124,257,257                         5,256,950
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .              57,137                151,516                            58,223
Assets charges payable             87,441                 39,933                             1,536
                        -----------------  ---------------------  --------------------------------
Total liabilities . .             144,578                191,449                            59,759
                        -----------------  ---------------------  --------------------------------
Net assets  . . . . .        $273,506,438           $124,065,808                 $       5,197,191
                        =================  =====================  ================================


                                     INTERNATIONAL
                                     EQUITY INDEX
                                      SUBACCOUNT
                        ---------------------------------------
ASSETS
Cash  . . . . . . . .                             $     10,228
Investment in shares                                36,968,997
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value . . . . . .
Receivable from John
 Hancock Variable                                       53,718
 Series Trust I . . .    -------------------------------------
Total assets  . . . .                               37,032,943
LIABILITIES
Payable to John                                         52,227
 Hancock Variable Life
 Insurance Company  .
Assets charges payable                                  11,719
                         -------------------------------------
Total liabilities . .                                   63,946
                         -------------------------------------
Net assets  . . . . .                             $ 36,968,997
                         =====================================





                                         GLOBAL                   SMALL CAP               INTERNATIONAL              MID CAP
                                         EQUITY                     GROWTH                   BALANCED                GROWTH
                                       SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT             SUBACCOUNT
                                 -----------------------  --------------------------  ----------------------  ---------------------
ASSETS
Cash . . . . . . . . . . . . .         $             281                 $    17,022  $                2,375          $     46,896
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . . . .                 1,105,123                  63,634,737               8,478,476           172,096,613
Receivable from John Hancock
 Variable Series Trust I . . .                        43                      74,206                     342               135,704
                                 -----------------------  --------------------------  ----------------------   -------------------
Total assets . . . . . . . . .                 1,105,447                  63,725,965               8,481,193           172,279,213
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . . . .                        --                      71,709                      --               128,898
Assets charges payable . . . .                       324                      19,519                   2,717                53,702
                                 -----------------------  --------------------------  ----------------------   -------------------
Total liabilities  . . . . . .                       324                      91,228                   2,717               182,600
                                 -----------------------  --------------------------  ----------------------   -------------------
Net assets . . . . . . . . . .         $       1,105,123                 $63,634,737  $            8,478,476          $172,096,613
                                 =======================  ==========================  ======================   ===================



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               DECEMBER 31, 1999


                                        LARGE CAP                MONEY             MID CAP                    SMALL/MID
                                          VALUE                 MARKET              VALUE                    CAP GROWTH
                                       SUBACCOUNT             SUBACCOUNT          SUBACCOUNT                 SUBACCOUNT
                                -------------------------  -----------------  ------------------  ---------------------------------
ASSETS
Cash  . . . . . . . . . . . .                 $    18,571       $     22,763         $     9,160                      $     15,918
Investment in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value . . . . . . . . . .                  66,459,058        143,005,732          33,094,401                        56,824,409
Receivable from John Hancock
 Variable Series Trust I  . .                      33,239            536,634              29,135                            64,065
                                -------------------------  -----------------  ------------------   -------------------------------
Total assets  . . . . . . . .                  66,510,868        143,565,129          33,132,696                        56,904,392
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . . . .                      30,586            530,945              27,817                            61,757
Assets charges payable  . . .                      21,224             28,452              10,478                            18,226
                                -------------------------  -----------------  ------------------   -------------------------------
Total liabilities . . . . . .                      51,810            559,397              38,295                            79,983
                                -------------------------  -----------------  ------------------   -------------------------------
Net assets  . . . . . . . . .                 $66,459,058       $143,005,732         $33,094,401                      $ 56,824,409
                                =========================  =================  ==================   ===============================

                                                    BOND     SMALL/MID           REAL ESTATE                     GROWTH &
                                                   INDEX      CAP CORE              EQUITY                        INCOME
                                                 SUBACCOUNT  SUBACCOUNT           SUBACCOUNT                    SUBACCOUNT
                                                 ----------  ----------  ----------------------------  ----------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . . . . .   $      516   $    187                    $     4,360                 $    174,500
Investment in shares of portfolios of John
 Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . . . . . .    1,959,869    752,066                     15,572,608                  621,235,522
Receivable from John Hancock Variable Series
 Trust I . . . . . . . . . . . . . . . . . . .       18,318         29                         20,900                      309,577
                                                 ----------   --------   ----------------------------   --------------------------
Total assets . . . . . . . . . . . . . . . . .    1,978,703    752,282                     15,597,868                  621,719,599
LIABILITIES
Payable to John Hancock Variable Life Insurance
 Company . . . . . . . . . . . . . . . . . . .       18,243         --                         20,266                      284,574
Assets charges payable . . . . . . . . . . . .          592        215                          4,994                      199,503
                                                 ----------   --------   ----------------------------   --------------------------
Total liabilities  . . . . . . . . . . . . . .       18,835        215                         25,260                      484,077
                                                 ----------   --------   ----------------------------   --------------------------
Net assets . . . . . . . . . . . . . . . . . .   $1,959,868   $752,067                    $15,572,608                 $621,235,522
                                                 ==========   ========   ============================   ==========================



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               DECEMBER 31, 1999


                                                    SHORT-TERM                  SMALL CAP
                              MANAGED                  BOND                       VALUE
                            SUBACCOUNT              SUBACCOUNT                 SUBACCOUNT
                        -------------------  -------------------------  -------------------------
ASSETS
Cash  . . . . . . . .          $    179,625                $     8,616                $     5,811
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value . . . . . .           639,761,319                 30,798,202                 21,216,497
Receivable from John
 Hancock Variable
 Series Trust I . . .               344,631                     19,006                      1,557
                        -------------------  -------------------------  -------------------------
Total assets  . . . .           640,285,575                 30,825,824                 21,223,865
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .               318,890                     17,770                        712
Assets charges payable              205,366                      9,851                      6,656
                        -------------------  -------------------------  -------------------------
Total liabilities . .               524,256                     27,621                      7,368
                        -------------------  -------------------------  -------------------------
Net assets  . . . . .          $639,761,319                $30,798,203                $21,216,497
                        ===================  =========================  =========================

                                     INTERNATIONAL
                                     OPPORTUNITIES
                                      SUBACCOUNT
                        ---------------------------------------
ASSETS
Cash  . . . . . . . .                              $     4,696
Investment in shares                                17,041,238
 of portfolios of John
 Hancock Variable
 Series Trust I,
 at value . . . . . .
Receivable from John
 Hancock Variable                                       13,771
 Series Trust I . . .    -------------------------------------
Total assets  . . . .                               17,059,705
LIABILITIES
Payable to John                                         13,083
 Hancock Variable Life
 Insurance Company  .
Assets charges payable                                   5,384
                         -------------------------------------
Total liabilities . .                                   18,467
                         -------------------------------------
Net assets  . . . . .                              $17,041,238
                         =====================================





                              EQUITY             HIGH YIELD             GLOBAL
                              INDEX                 BOND                 BOND
                            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                        ------------------  --------------------  -------------------
ASSETS
Cash  . . . . . . . .         $     38,811            $      750         $    11,019
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .          140,224,104             2,771,495          39,211,916
Receivable from John
 Hancock Variable
 Series Trust I . . .              205,616                 4,121              87,605
                        ------------------  --------------------   -----------------
Total assets  . . . .          140,468,531             2,776,366          39,310,540
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .              200,039                 4,013              86,036
Assets charges payable              44,389                   858              12,589
                        ------------------  --------------------   -----------------
Total liabilities . .              244,428                 4,871              98,625
                        ------------------  --------------------   -----------------
Net assets  . . . . .         $140,224,103            $2,771,495         $39,211,915
                        ==================  ====================   =================



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999


                                                                                  EMERGING
                                               LARGE CAP          SOVEREIGN       MARKETS                INTERNATIONAL
                                                 GROWTH              BOND          EQUITY                 EQUITY INDEX
                                               SUBACCOUNT         SUBACCOUNT     SUBACCOUNT                SUBACCOUNT
                                          --------------------  ---------------  ----------  --------------------------------------
                                                                -----------------------------
Investment income:
 Distributions received from the
  portfolios of John Hancock Variable
  Series Trust I  . . . . . . . . . . .            $41,984,478  $    9,378,748   $  182,780                            $ 1,124,201
Expenses:
 Mortality and expense risks  . . . . .              3,279,853       1,855,111       17,869                                391,209
                                          --------------------  --------------   ----------   ------------------------------------
Net investment income . . . . . . . . .             38,704,625       7,523,637      164,911                                732,992
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) . . . . . . .              2,482,726        (684,781)      39,363                                119,765
 Net unrealized appreciation
  (depreciation) during the year  . . .              6,149,549      (9,868,523)   1,088,139                              6,907,603
                                          --------------------  --------------   ----------   ------------------------------------
Net realized and unrealized gain (loss)
 on investments . . . . . . . . . . . .              8,632,275     (10,553,304)   1,127,502                              7,027,368
                                          --------------------  --------------   ----------   ------------------------------------
Net increase in net assets resulting
 from operations  . . . . . . . . . . .            $47,336,900  $   (3,029,667)  $1,292,413                            $ 7,760,360
                                          ====================  ==============   ==========   ====================================





                            GLOBAL          SMALL         INTERNATIONAL           MID CAP
                            EQUITY       CAP GROWTH          BALANCED             GROWTH
                          SUBACCOUNT     SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                        ---------------  -----------  -----------------------  -------------
                                         -------------                         -------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .         $  6,255   $ 7,669,808  $              716,953    $17,509,985
Expenses:
 Mortality and expense
  risks . . . . . . .            7,652       547,008                 122,411      1,190,261
                        --------------   -----------  ----------------------    -----------
Net investment income           (1,397)    7,122,800                 594,542     16,319,724
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .            8,056       760,451                  65,716      3,027,307
 Net unrealized
  appreciation
  (depreciation)
  during the year . .          150,342    15,922,016                (355,989)    59,945,439
                        --------------   -----------  ----------------------    -----------
Net realized and
 unrealized gain
 (loss) on investments         158,398    16,682,467                (290,273)    62,972,746
                        --------------   -----------  ----------------------    -----------
Net increase in net
 assets resulting from
 operations . . . . .         $157,001   $23,805,267  $              304,269    $79,292,470
                        ==============   ===========  ======================    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                          YEAR ENDED DECEMBER 31, 1999


                             LARGE                       MONEY            MID CAP
                           CAP VALUE                    MARKET             VALUE
                           SUBACCOUNT                 SUBACCOUNT         SUBACCOUNT
                        --------------------------  ---------------  -------------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .        $ 4,584,101                 $5,000,855         $   207,712
Expenses:
 Mortality and expense
  risks . . . . . . .            971,104                  1,462,402             485,153
                        ----------------            ---------------  ------------------
Net investment income
 (loss) . . . . . . .          3,612,997                  3,538,453            (277,441)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .          1,792,564                         --            (112,773)
 Net unrealized
  appreciation
  (depreciation)
  during the year . .            (4,844,000         )                  --           1,428,185
                           ----------------               ---------------  ------------------
Net realized and
 unrealized gain
 (loss) on investments           (3,051,436         )                  --           1,315,412
                           ----------------               ---------------  ------------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .           $   561,561                    $3,538,453         $ 1,037,971
                           ================               ===============  ==================

                                        SMALL/MID
                                        CAP GROWTH
                                        SUBACCOUNT
                        -------------------------------------------
Investment income:
 Distributions                                        $ 8,824,035
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .
Expenses:
 Mortality and expense
  risks . . . . . . .                                     873,397
                         ----------------------------------------
Net investment income                                   7,950,638
 (loss) . . . . . . .
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain                                        124,031
  (loss). . . . . . .
 Net unrealized
  appreciation                                         (6,185,663)
  (depreciation)         ----------------------------------------
  during the year . .
Net realized and
 unrealized gain                                       (6,061,632)
 (loss) on investments   ----------------------------------------
Net increase
 (decrease) in net                                    $ 1,889,006
 assets resulting from   ========================================
 operations . . . . .





                                           BOND                 SMALL/MID                 REAL ESTATE               GROWTH &
                                           INDEX                 CAP CORE                    EQUITY                  INCOME
                                        SUBACCOUNT              SUBACCOUNT                 SUBACCOUNT              SUBACCOUNT
                                       --------------  ----------------------------  -----------------------  ---------------------
                                                       ------------------------------
Investment income:
 Distributions received from the
  portfolios of John Hancock Variable
  Series Trust I . . . . . . . . . .       $  83,744   $                     66,504             $ 1,130,384            $70,641,498
Expenses:
 Mortality and expense risks . . . .          17,773                          4,212                 262,408              8,124,513
                                       -------------   ----------------------------  ----------------------    -------------------
Net investment income (loss) . . . .          65,971                         62,292                 867,976             62,516,985
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .         (32,590)                         6,098              (1,030,704)             4,962,084
 Net unrealized appreciation
  (depreciation) during the year . .         (71,334)                        29,660                (481,173)             8,009,020
                                       -------------   ----------------------------  ----------------------    -------------------
Net realized and unrealized gain
 (loss) on investments . . . . . . .        (103,924)                        35,758              (1,511,877)            12,971,104
                                       -------------   ----------------------------  ----------------------    -------------------
Net increase (decrease) in net assets
 resulting from operations . . . . .       $ (37,953)  $                     98,050             $  (643,901)           $75,488,089
                                       =============   ============================  ======================    ===================



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                          YEAR ENDED DECEMBER 31, 1999


                                      SHORT-TERM    SMALL CAP     INTERNATIONAL
                          MANAGED        BOND         VALUE       OPPORTUNITIES
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  ------------  ---------------
Investment income:
 Distributions
  received from the
  portfolios of John
  Hancock Variable
  Series Trust I  . .   $59,387,904   $1,844,981   $   504,017     $1,147,621
Expenses:
 Mortality and expense
  risks . . . . . . .     8,491,483      436,478       319,038        199,939
                        -----------   ----------   -----------     ----------
Net investment income    50,896,421    1,408,503       184,979        947,682
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     1,215,288      (81,247)      166,294        266,432
 Net unrealized
  appreciation
  (depreciation)
  during the year . .    (9,356,448)    (895,210)   (1,593,262)     2,908,359
                        -----------   ----------   -----------     ----------
Net realized and
 unrealized gain
 (loss) on investments   (8,141,160)    (976,457)   (1,426,968)     3,174,791
                        -----------   ----------   -----------     ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $42,755,261   $  432,046   $(1,241,989)    $4,122,473
                        ===========   ==========   ===========     ==========





                                 EQUITY         HIGH YIELD          GLOBAL
                                  INDEX            BOND              BOND
                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                               -----------  -------------------  --------------
Investment income:
 Distributions received from
  the portfolios of John
  Hancock Variable Series
  Trust I  . . . . . . . . .   $ 5,893,664            $130,350    $ 2,212,706
Expenses:
 Mortality and expense risks     1,627,496              23,214        596,173
                               -----------  ------------------    -----------
Net investment income  . . .     4,266,168             107,136      1,616,533
Net realized and unrealized
 gain (loss) on investments:
 Net realized gain (loss)  .     1,790,956             (19,352)         2,202
 Net unrealized appreciation
  (depreciation) during the
  year . . . . . . . . . . .    14,191,222             (58,260)    (3,117,012)
                               -----------  ------------------    -----------
Net realized and unrealized
 gain (loss) on investments     15,982,178             (77,612)    (3,114,810)
                               -----------  ------------------    -----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .   $20,248,346            $ 29,524    $(1,498,277)
                               ===========  ==================    ===========



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                     LARGE
                                   CAP GROWTH                                       SOVEREIGN
                                   SUBACCOUNT                                    BOND SUBACCOUNT
                        ------------------------------------------   ----------------------------------------
                              1999                        1998                 1999                  1998
                        ----------------------------  -------------  --------------------------  -------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income . . . . . .        $ 38,704,625             $ 15,796,500            $      7,523,637   $  6,503,639
  Net realized gain
   (loss) . . . . . .           2,482,726                  596,880                    (684,781)        19,842
 Net unrealized
  appreciation
  (depreciation)
  during the period .           6,149,549               26,342,906                  (9,868,523)      (885,688)
                        -----------------             ------------   -------------------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .          47,336,900               42,736,286                  (3,029,667)     5,637,793
From contractowner
 transactions:
 Net premiums from
  contractowners. . .          70,890,441               61,255,494                  35,637,800     60,608,173
 Net benefits to
  contractowners. . .         (27,628,451)             (12,883,332)                 28,415,593    (10,974,922)
                        -----------------             ------------   -------------------------   ------------
Net increase in net
 assets from
 contractowner
 transactions . . . .          43,261,990               48,573,825                   7,222,207     49,633,251
                        -----------------             ------------   -------------------------   ------------
Net increase in net
 assets . . . . . . .          90,598,890               91,310,111                   4,192,540     55,271,044
Net assets at
 beginning of period          182,907,548               91,597,437                 119,873,268     64,602,224
                        -----------------             ------------   -------------------------   ------------
Net assets at end of
 period . . . . . . .        $273,506,438             $182,907,548            $    124,065,808   $119,873,268
                        =================             ============   =========================   ============

                                EMERGING MARKETS
                                     EQUITY
                                   SUBACCOUNT
                        ----------------------------------
                              1999               1998*
                        ------------------  ----------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment        $         164,911        $        1
   income . . . . . .
  Net realized gain                39,363                --
   (loss) . . . . . .
 Net unrealized
  appreciation                  1,088,139                52
  (depreciation)        -----------------    --------------
  during the period .
Net increase                    1,292,413                53
 (decrease) in net
 assets resulting from
 operations . . . . .
From contractowner
 transactions:
 Net premiums from              4,101,310             2,263
  contractowners. . .
 Net benefits to
  contractowners. . .            (198,848)                0
                        -----------------    --------------
Net increase in net
 assets from                    3,902,462             2,263
 contractowner          -----------------    --------------
 transactions . . . .
Net increase in net             5,194,875             2,316
 assets . . . . . . .
Net assets at
 beginning of period                2,316                 0
                        -----------------    --------------
Net assets at end of
 period . . . . . . .   $       5,197,191        $    2,316
                        =================    ==============





                                                       INTERNATIONAL                                             SMALL
                                                        EQUITY INDEX                  GLOBAL                  CAP GROWTH
                                                         SUBACCOUNT              EQUITY SUBACCOUNT            SUBACCOUNT
                                                ----------------------------   ---------------------   -------------------------
                                                     1999           1998          1999       1998*        1999           1998
                                                ---------------  ------------  -----------  ---------  ------------  --------------
                                                                                            -----------
Increase (decrease) in net assets:
 From operations:
  Net investment income (loss)  . . . . . . .   $      732,992   $ 3,061,017   $   (1,397)  $     67   $ 7,122,800    $  (318,286)
  Net realized gain . . . . . . . . . . . . .          119,765        46,800        8,056          2       760,451        140,102
 Net unrealized appreciation during the period       6,907,603        53,578      150,342      5,970    15,922,016      3,283,665
                                                --------------   -----------   ----------   --------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .        7,760,360     3,161,695      157,001      6,039    23,805,267      3,105,481
From contractowner transactions:
 Net premiums from contractowners . . . . . .       10,133,584     5,810,313      772,898    151,858    14,890,025     10,489,045
 Net benefits to contractowners . . . . . . .       (2,777,900)   (2,686,378)          --    (17,327)   (3,594,981)    (2,750,799)
                                                --------------   -----------   ----------   --------   -----------    -----------
Net increase in net assets from contractowner
 transactions . . . . . . . . . . . . . . . .        7,355,684     3,123,935      772,898    169,185    11,295,044      7,738,246
                                                --------------   -----------   ----------   --------   -----------    -----------
Net increase in net assets  . . . . . . . . .       15,116,044     6,285,630      929,899    175,224    35,100,311     10,843,727
Net assets at beginning of period . . . . . .       21,852,953    15,567,323      175,224          0    28,534,426     17,690,699
                                                --------------   -----------   ----------   --------   -----------    -----------
Net assets at end of period . . . . . . . . .   $   36,968,997   $21,852,953   $1,105,123   $175,224   $63,634,737    $28,534,426
                                                ==============   ===========   ==========   ========   ===========    ===========




---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   INTERNATIONAL                      MID                            LARGE
                                      BALANCED                     CAP GROWTH                      CAP VALUE
                                     SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                            ----------------------------   --------------------------   ----------------------------------------
                                 1999           1998           1999          1998             1999                       1998
                            ---------------  ------------  -------------  ------------  ---------------------------  --------------
Increase (decrease) in net
 assets:
 From operations:
  Net investment income .   $      594,542   $   413,040   $ 16,319,724   $ 3,353,090        $  3,612,997             $ 2,340,559
  Net realized gain . . .           65,716        53,934      3,027,307       267,464           1,792,564                 479,238
  Net unrealized
   appreciation
   (depreciation) during
   the period . . . . . .         (355,989)      534,703     59,945,439     6,598,290          (4,844,000)                548,590
                            --------------   -----------   ------------   -----------   -----------------             -----------
Net increase in net assets
 resulting from operations         304,269     1,001,677     79,292,470    10,218,844             561,561               3,368,387
From contractowner
 transactions:
 Net premiums from
  contractowners. . . . .        1,492,592     2,759,717     58,556,195    17,121,728          19,977,860              28,069,792
 Net benefits to
  contractowners. . . . .       (1,394,929)     (998,537)    (8,199,606)   (2,925,998)        (13,298,252)             (6,737,672)
                            --------------   -----------   ------------   -----------   -----------------             -----------
Net increase in net assets
 from contractowner
 transactions . . . . . .           97,663     1,761,180     50,356,589    14,195,730           6,679,608              21,332,120
                            --------------   -----------   ------------   -----------   -----------------             -----------
Net increase in net assets         401,932     2,762,857    129,649,059    24,414,574           7,241,169              24,700,507
Net assets at beginning of
 period . . . . . . . . .        8,076,544     5,313,687     42,447,554    18,032,980          59,217,889              34,517,382
                            --------------   -----------   ------------   -----------   -----------------             -----------
Net assets at end of
 period . . . . . . . . .   $    8,478,476   $ 8,076,544   $172,096,613   $42,447,554        $ 66,459,058             $59,217,889
                            ==============   ===========   ============   ===========   =================             ===========





                                                                                 MID
                                     MONEY MARKET                             CAP VALUE
                                      SUBACCOUNT                              SUBACCOUNT
                        ----------------------------------------  --------------------------------------
                                  1999                 1998            1999                    1998
                        -------------------------  -------------  ------------------------  ------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .               $  3,538,453   $  2,241,586      $  (277,441)           $  (173,862)
  Net realized gain
   (loss) . . . . . .                         --             --         (112,773)               287,952
  Net unrealized
   appreciation
   (depreciation)
   during the period                          --             --        1,428,185             (5,262,197)
                        ------------------------   ------------   --------------            -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                  3,538,453      2,241,586        1,037,971             (5,148,107)
From contractowner
 transactions:
 Net premiums from
  contractowners. . .                151,529,700     98,467,103        7,616,275             22,741,984
 Net benefits to
  contractowners. . .                (92,162,602)   (71,851,211)      (9,472,810)            (6,056,909)
                        ------------------------   ------------   --------------            -----------
 Net increase
  (decrease) in net
  assets from
  contractowner
  transactions. . . .                 59,367,098     26,615,892       (1,856,535)            16,685,075
                        ------------------------   ------------   --------------            -----------
Net increase
 (decrease) in net
 assets . . . . . . .                 62,905,551     28,857,478         (818,564)            11,536,968
Net assets at
 beginning of period                  80,100,181     51,242,703       33,912,965             22,375,997
                        ------------------------   ------------   --------------            -----------
Net assets at end of
 period . . . . . . .               $143,005,732   $ 80,100,181      $33,094,401            $33,912,965
                        ========================   ============   ==============            ===========

                                 SMALL/MID
                                CAP GROWTH
                                SUBACCOUNT
                        ------------------------------
                            1999            1998
                        -------------  ---------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment        $  7,950,638    $    243,065
   income (loss)  . .
  Net realized gain          124,031         539,743
   (loss) . . . . . .     (6,185,663)      1,329,837
  Net unrealized
   appreciation
   (depreciation)       ------------    ------------
   during the period
Net increase               1,889,006       2,112,645
 (decrease) in net
 assets resulting from
 operations . . . . .
From contractowner
 transactions:
 Net premiums from         3,136,902       6,796,196
  contractowners. . .
 Net benefits to
  contractowners. . .    (10,487,993)    (12,759,797)
                        ------------    ------------
 Net increase
  (decrease) in net       (7,351,091)     (5,963,601)
  assets from           ------------    ------------
  contractowner
  transactions. . . .
Net increase
 (decrease) in net
 assets . . . . . . .     (5,462,085)     (3,850,956)
Net assets at
 beginning of period.     62,286,494      66,137,450
                        ------------    ------------
Net assets at end of
 period . . . . . . .   $ 56,824,409    $ 62,286,494
                        ============    ============



See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                        BOND INDEX                           SMALL/MID CAP CORE
                                        SUBACCOUNT                               SUBACCOUNT
                        -------------------------------------------   -------------------------------
                                 1999                  1998*              1999            1998*
                        -----------------------  -------------------  ------------  ------------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income (loss)  . .             $     65,971       $          794   $     62,292      $         (30)
  Net realized gain
   (loss) . . . . . .                  (32,590)                  --          6,098                 --
  Net unrealized
   appreciation
   (depreciation)
   during the period                   (71,334)                (594)        29,660              4,111
                        ----------------------   ------------------   ------------  -----------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                  (37,953)                 200         98,050              4,081
From contractowner
 transactions:
 Net premiums from
  contractowners. . .                2,080,910               55,600        588,166             45,493
 Net benefits to
  contractowners. . .                 (138,889)                  --             --            (16,277)
                        ----------------------   ------------------   ------------  -----------------
Net increase
 (decrease) in net
 assets from
 contractowner
 transactions . . . .                1,942,021               55,600        588,166             61,770
                        ----------------------   ------------------   ------------  -----------------
Net increase
 (decrease) in net
 assets . . . . . . .                1,904,068               55,800        686,216             65,851
Net assets at
 beginning of period                    55,800                    0         65,851                  0
                        ----------------------   ------------------   ------------  -----------------
Net assets at end of
 period . . . . . . .             $  1,959,868       $       55,800   $    752,067      $      65,851
                        ======================   ==================   ============  =================

                               REAL ESTATE
                                  EQUITY
                                SUBACCOUNT
                        --------------------------
                            1999           1998
                        -------------  --------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment        $    867,976    $ 1,068,701
   income (loss)  . .
  Net realized gain       (1,030,704)       452,751
   (loss) . . . . . .
  Net unrealized
   appreciation             (481,173)    (6,429,350)
   (depreciation)       ------------    -----------
   during the period
Net increase                (643,901)    (4,907,898)
 (decrease) in net
 assets resulting from
 operations . . . . .
From contractowner
 transactions:
 Net premiums from         1,632,528      7,748,395
  contractowners. . .
 Net benefits to
  contractowners. . .     (5,696,598)    (7,358,336)
                        ------------    -----------
Net increase
 (decrease) in net        (4,064,070)       390,059
 assets from            ------------    -----------
 contractowner
 transactions . . . .
Net increase              (4,707,971)    (4,517,839)
 (decrease) in net
 assets . . . . . . .
Net assets at
 beginning of period      20,280,579     24,798,418
                        ------------    -----------
Net assets at end of
 period . . . . . . .   $ 15,572,608    $20,280,579
                        ============    ===========





                                 GROWTH &
                                  INCOME                           MANAGED
                                SUBACCOUNT                        SUBACCOUNT
                        ---------------------------   ----------------------------------
                            1999           1998              1999               1998
                        -------------  -------------  --------------------  -------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income . . . . . .   $ 62,516,985   $ 40,847,285          $ 50,896,421   $ 40,076,353
  Net realized gain
   (loss) . . . . . .      4,962,084      2,147,226             1,215,288        520,784
  Net unrealized
   appreciation
   (depreciation)
   during the period       8,009,020     49,182,595            (9,356,448)    28,631,287
                        ------------   ------------   -------------------   ------------
Net increase in net
 assets resulting from
 operations . . . . .     75,488,089     92,177,106            42,755,261     69,228,424
From contractowner
 transactions:
 Net premiums from
  contractowners. . .    134,719,967    155,134,300           150,541,628    156,435,907
 Net benefits to
  contractowners. . .    (66,695,970)   (40,616,459)          (56,739,437)   (40,551,365)
                        ------------   ------------   -------------------   ------------
Net increase in net
 assets from
 contractowner
 transactions . . . .     68,023,997    114,517,841            93,802,191    115,884,542
                        ------------   ------------   -------------------   ------------
Net increase in net
 assets . . . . . . .    143,512,086    206,694,947           136,557,452    185,112,966
Net assets at
 beginning of period     477,723,436    271,028,489           503,203,867    318,090,901
                        ------------   ------------   -------------------   ------------
Net assets at end of
 period . . . . . . .   $621,235,522   $477,723,436          $639,761,319   $503,203,867
                        ============   ============   ===================   ============


                                    SHORT-TERM BOND
                                       SUBACCOUNT
                        ----------------------------------------
                                   1999                  1998
                        ---------------------------  --------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment                       $ 1,408,503    $ 1,093,175
   income . . . . . .
  Net realized gain                        (81,247)        (2,851)
   (loss) . . . . . .
  Net unrealized
   appreciation                           (895,210)      (149,541)
   (depreciation)       --------------------------    -----------
   during the period
Net increase in net                        432,046        940,783
 assets resulting from
 operations . . . . .
From contractowner
 transactions:
 Net premiums from                       9,744,561     16,261,342
  contractowners. . .
 Net benefits to
  contractowners. . .                   (8,368,317)    (6,781,602)
                        --------------------------    -----------
Net increase in net
 assets from                             1,376,244      9,479,740
 contractowner          --------------------------    -----------
 transactions . . . .
Net increase in net                      1,808,290     10,420,523
 assets . . . . . . .
Net assets at
 beginning of period                    28,989,913     18,569,390
                        --------------------------    -----------
Net assets at end of
 period . . . . . . .                  $30,798,203    $28,989,913
                        ==========================    ===========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                         SMALL                    INTERNATIONAL
                                       CAP VALUE                  OPPORTUNITIES                        EQUITY INDEX
                                      SUBACCOUNT                    SUBACCOUNT                          SUBACCOUNT
                               -------------------------   ----------------------------   --------------------------------------
                                  1999          1998            1999           1998                 1999                 1998
                               ------------  ------------  ---------------  ------------  -------------------------  --------------
Increase (decrease) in net
 assets:
 From operations:
  Net investment income
   (loss). . . . . . . . . .   $   184,979   $  (173,305)  $      947,682   $   (66,354)              $  4,266,168    $ 1,333,655
  Net realized gain  . . . .       166,294       118,285          266,432       309,499                  1,790,956        863,280
  Net unrealized appreciation
   (depreciation) during the
   period. . . . . . . . . .    (1,593,262)   (1,752,884)       2,908,359     1,065,442                 14,191,222     11,492,991
                               -----------   -----------   --------------   -----------   ------------------------    -----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .    (1,241,989)   (1,807,904)       4,122,473     1,308,587                 20,248,346     13,689,926
From contractowner
 transactions:
 Net premiums from
  contractowners . . . . . .     4,243,940    13,431,726        2,325,340     5,947,922                 48,875,378     40,459,585
 Net benefits to
  contractowners . . . . . .    (5,496,139)   (3,169,232)      (1,896,976)   (3,502,337)               (11,669,933)    (7,678,477)
                               -----------   -----------   --------------   -----------   ------------------------    -----------
 Net increase (decrease) in
  net assets from
  contractowner transactions    (1,252,199)   10,262,494          428,364     2,445,585                 37,205,445     32,781,108
                               -----------   -----------   --------------   -----------   ------------------------    -----------
Net increase (decrease) in
 net assets  . . . . . . . .    (2,494,188)    8,454,590        4,550,837     3,754,172                 57,453,791     46,471,034
Net assets at beginning of
 period. . . . . . . . . . .    23,710,685    15,256,095       12,490,401     8,736,229                 82,770,312     36,299,278
                               -----------   -----------   --------------   -----------   ------------------------    -----------
Net assets at end of period    $21,216,497   $23,710,685   $   17,041,238   $12,490,401               $140,224,103    $82,770,312
                               ===========   ===========   ==============   ===========   ========================    ===========





                             HIGH YIELD                               GLOBAL BOND
                             SUBACCOUNT                                SUBACCOUNT
                        -------------------------------   ------------------------------------
                           1999                 1998*              1999                1998
                        ---------------------  ---------  -----------------------  --------------
Increase (decrease) in
 net assets:
 From operations:
  Net investment
   income . . . . . .   $  107,136             $  1,643              $ 1,616,533    $ 1,220,061
  Net realized gain
   (loss) . . . . . .      (19,352          )        --                    2,202         67,380
  Net unrealized
   appreciation
   (depreciation)
   during the period       (58,260          )    (2,081)              (3,117,012)       680,647
                        ----------             --------   ----------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       29,524                 (438)              (1,498,277)     1,968,088
From contractowner
 transactions:
 Net premiums from
  contractowners. . .    2,979,090              277,778               11,970,704     22,724,287
 Net benefits to
  contractowners. . .     (514,459          )        --               (9,586,582)    (2,896,766)
                        ----------             --------   ----------------------    -----------
Net increase in net
 assets from
 contractowner
 transactions . . . .    2,464,631              277,778                2,384,122     19,827,521
                        ----------             --------   ----------------------    -----------
Net increase in net
 assets . . . . . . .    2,494,155              277,340                  885,845     21,795,609
Net assets at
 beginning of period       277,340                    0               38,326,070     16,530,461
                        ----------             --------   ----------------------    -----------
Net assets at end of
 period . . . . . . .   $2,771,495             $277,340              $39,211,915    $38,326,070
                        ==========             ========   ======================    ===========



---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Annuity Account I (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO, a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock)). The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. Currently, the Account funds the Independence Preferred, Marketplace Variable Annuity and Independence 2000 contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new Portfolios are added to the Fund or as other investment options are developed and made available to contractowners. The twenty-three Portfolios of the Fund which are currently available are the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Global Bond (formerly, Strategic Bond) Portfolios. Each Portfolio has a different investment objective.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHVLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.50%, 1.00% and 1.40% of net assets of the Independence Preferred, Marketplace Variable Annuity, and Independence 2000 Contracts, respectively.

  JHVLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3.  DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1999 were as follows:


         PORTFOLIO              SHARES OWNED         COST          VALUE
         ---------            -----------------  ------------  --------------
Large Cap Growth  . . . . .          10,006,691  $234,900,513   $273,506,438
Sovereign Bond  . . . . . .          13,598,927   134,181,879    124,065,808
Emerging Markets  . . . . .             423,837     4,109,000      5,197,191
International Equity Index            1,881,861    31,397,681     36,968,997
Global Equity . . . . . . .              91,070       948,810      1,105,123
Small Cap Growth  . . . . .           3,328,968    43,064,934     63,634,737
International Balanced  . .             791,984     8,464,213      8,478,476
Mid Cap Growth  . . . . . .           5,887,820   103,096,963    172,096,613
Large Cap Value . . . . . .           4,926,292    66,974,145     66,459,058
Money Market  . . . . . . .          14,301,142   143,011,421    143,005,732
Mid Cap Value . . . . . . .           2,590,196    36,164,126     33,094,401
Small/Mid Cap Growth  . . .           4,048,775    62,219,776     56,824,409
Bond Index  . . . . . . . .             210,328     2,031,797      1,959,869
Small/Mid Cap CORE  . . . .              76,620       718,294        752,066
Real Estate Equity  . . . .           1,357,210    19,937,502     15,572,608
Growth & Income . . . . . .          31,044,209   552,968,475    621,235,522
Managed . . . . . . . . . .          41,413,235   614,618,226    639,761,319
Short-Term Bond . . . . . .           3,167,926    31,830,840     30,798,202
Small Cap Value . . . . . .           1,943,417    23,987,168     21,216,497
International Opportunities           1,123,176    13,365,984     17,041,238
Equity Index  . . . . . . .           6,854,249   110,930,777    140,224,104
High-Yield Bond . . . . . .             308,406     2,831,835      2,771,495
Global Bond . . . . . . . .           3,993,518    41,638,975     39,211,916

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1999, were as follows:


              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth . . . . . . . . . .   $ 89,011,458   $ 7,044,843
Sovereign Bond . . . . . . . . . . .     26,213,293    11,467,449
Emerging Markets . . . . . . . . . .      5,131,566     1,064,193
International Equity Index . . . . .     10,923,858     2,835,181
Global Equity  . . . . . . . . . . .        840,747        69,247
Small Cap Growth . . . . . . . . . .     21,330,420     2,912,577
International Balanced . . . . . . .      1,997,503     1,305,297
Mid Cap Growth . . . . . . . . . . .     72,546,135     5,869,822
Large Cap Value  . . . . . . . . . .     17,279,824     6,987,218
Money Market . . . . . . . . . . . .    109,170,853    46,259,613
Mid Cap Value  . . . . . . . . . . .      4,165,166     6,299,142
Small/Mid Cap Growth . . . . . . . .     10,051,056     9,451,509
Bond Index . . . . . . . . . . . . .      2,505,684       497,691
Small/Mid Cap CORE . . . . . . . . .        726,164        75,707
Real Estate Equity . . . . . . . . .      1,863,894     5,059,987
Growth & Income  . . . . . . . . . .    146,025,612    15,484,630
Managed  . . . . . . . . . . . . . .    152,481,343     7,782,732
Short-Term Bond  . . . . . . . . . .      8,276,902     5,492,155
Small Cap Value  . . . . . . . . . .      2,977,720     4,044,939
International Opportunities  . . . .      3,171,859     1,795,813
Equity Index . . . . . . . . . . . .     45,616,620     4,145,006
High Yield Bond  . . . . . . . . . .      3,471,599       899,833
Global Bond. . . . . . . . . . . . .      9,943,415     5,942,759

4.  NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                INDEPENDENCE PREFERRED                         MARKETPLACE
                        ---------------------------------------  ---------------------------------------
                        ACCUMULATION        ACCUMULATION         ACCUMULATION        ACCUMULATION
      PORTFOLIO            SHARES           SHARE VALUES            SHARES           SHARE VALUES
      ---------         ------------  -------------------------  ------------  -------------------------
Large Cap Growth  . .      5,833,331              $       32.25       18,468               $       20.67
Sovereign Bond  . . .      5,931,655                      13.49       21,925                       11.35
Emerging Markets
 Equity . . . . . . .        135,743                      16.55        1,960                       16.64
International Equity
 Index. . . . . . . .      1,704,027                      17.14        6,545                       14.92
Global Equity . . . .         14,081                      12.60          157                       12.67
Small Cap Growth  . .      2,069,208                      20.99        8,437                       24.63
International Balanced       504,567                      12.86        1,534                       12.51
Mid Cap Growth  . . .      2,998,631                      34.44       22,901                       38.67
Large Cap Value . . .      2,783,154                      15.64        9,899                       13.42
Money Market  . . . .      5,770,707                      12.06       63,854                       11.18
Mid Cap Value . . . .      1,730,786                      13.61        9,757                       11.40
Small/Mid Cap Growth       2,890,485                      18.75        2,714                       13.02
Bond Index  . . . . .         38,332                       9.60        1,274                        9.65
Small/Mid Cap CORE  .          8,037                      12.70          309                       12.77
Real Estate Equity  .      1,039,395                      13.64        4,942                        9.54
Growth & Income . . .     15,929,656                      29.01       49,910                       18.01
Managed . . . . . . .     22,727,267                      20.13        9,282                       14.75
Short-Term Bond . . .      1,597,049                      12.33        5,371                       11.15
Small Cap Value . . .      1,299,643                      11.92        5,742                       11.29
International
 Opportunities. . . .        891,023                      15.99        2,965                       15.30
Equity Index  . . . .      3,820,327                      22.33       44,600                       18.57
High Yield Bond . . .         65,907                      10.24          273                       10.29
Global Bond . . . . .      1,939,274                      11.76       11,459                       11.22

                               INDEPENDENCE 2000
                        -------------------------------
                          ACCUMULATION      ACCUMULATION
      PORTFOLIO              SHARES         SHARE VALUES
      ---------         -----------------  --------------
Large Cap Growth  . .           1,751,789      $48.81
Sovereign Bond  . . .           2,399,088       18.25
Emerging Markets                  176,041       16.57
 Equity . . . . . . .
International Equity              369,879       20.74
 Index. . . . . . . .
Global Equity . . . .              73,383       12.61
Small Cap Growth  . .             948,799       21.07
International Balanced            152,750       12.91
Mid Cap Growth  . . .           1,966,520       34.56
Large Cap Value . . .           1,452,518       15.70
Money Market  . . . .           5,228,107       13.91
Mid Cap Value . . . .             690,490       13.66
Small/Mid Cap Growth              136,721       18.83
Bond Index  . . . . .             164,343        9.61
Small/Mid Cap CORE  .              50,818       12.71
Real Estate Equity  .              67,262       20.03
Growth & Income . . .           3,730,417       42.42
Managed . . . . . . .           6,518,050       27.95
Short-Term Bond . . .             891,804       12.38
Small Cap Value . . .             473,719       11.96
International                     200,762       16.05
 Opportunities. . . .
Equity Index  . . . .           2,413,276       22.41
High Yield Bond . . .             204,299       10.25
Global Bond . . . . .           1,376,775       11.81



5. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO or the Fund.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 17th day of November, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ----------------------
           Peter Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                                Date
----------                     -----                                ----


/s/ PATRICK J. GILL
--------------------
Patrick J. Gill            Controller (Principal Accounting    November 17, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President (Acting Principal
Attorney-in-Fact           Executive Officer)                  November 17, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director
            Bruce M. Jones         Director
            Paul Strong            Director

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Boston, and Commonwealth of Massachusetts on the 17th day of November, 2000.

                                                 On behalf of the Registrant

                                                 By: John Hancock Variable Life
                                                     Insurance Company
                                                     (Depositor)



                                                 By: /s/ Michele G. Van Leer
                                                     -----------------------
                                                     Michele G. Van Leer
                                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Condensed Financial Information (Part A).
  2.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account I. (Part B)
  3.    Statement of Operations, John Hancock Variable Annuity Account I.
        (Part B)
  4.    Statement of Changes in Net Assets, John Hancock Variable Annuity I.
        (Part B)
  5.    Notes to Financial Statements, John Hancock Variable Annuity Account I.
        (Part B)
  6.    Statement of Financial Position, John Hancock Variable Life Insurance
        Company. (Part B)
  7.    Summary of Operations and Unassigned Deficit, John Hancock Variable
        Life Insurance Company. (Part B)
  8.    Statement of Cash Flows, John Hancock Variable Life Insurance Company,
        (Part B)
  9.    Notes to Financial Statements, John Hancock Variable Life Insurance
        Company. (Part B)

(B) EXHIBITS:

  1.    JHVLICO Board Resolution establishing John Hancock Variable Annuity
        Account I, dated June 15, 1994, previously filed electronically on November 27, 1996.
  2.    Not Applicable.
  3.(a) Form of Distribution and Servicing Agreement by and among Signator
        Investors, Inc. (previously known as "John Hancock Distributors, Inc."),
        John Hancock Mutual Life Insurance Company, and John Hancock Variable
        Life Insurance Company, incorporated by reference from Pre-Effective
        Amendment No. 2 to Form S-6 Registration Statement of John Hancock
        Variable Life Account S (File No. 333-15075) filed April 18, 1997.
    (b) Specimen Variable Contracts Selling Agreement Between Signator
        Investors, Inc., and selling broker-dealers, filed herewith.
  4.(a) Form of eVariable Annuity periodic payment deferred annuity contract, filed herewith.
  4.(b) Form of Marketplace periodic payment deferred annuity contract, previously filed electronically on November 27, 1996.
  5.(a) Form of annuity contract application, filed herewith.
  5.(b) Form of Marketplace annuity contract application, previously filed electronically on April 30, 1997.
  6.(a) Certificate of Incorporation of John Hancock Variable Life
        Insurance Company, previously filed electronically on November 27, 1996.
  6.(b) By-Laws of John Hancock Variable Life Insurance Company, previously filed electronically on November 27, 1996.

  7.    Not Applicable.
  8.    Not Applicable.
  9. Opinion and Consent of Counsel as to legality of interests being offered previously filed electronically on November 27, 1996.
 10.    Consent of Independent Auditors.
 11.    Not Applicable.
 12.    Not Applicable.
 13. Diagram of Subsidiaries of John Hancock Insurance Company, incorporated by reference from Post-Effective Amendment No. 5 to Form N-4
        Registration Statement of John Hancock Variable Annuity Account H (File
        No. 333-08345) filed April 28, 1999.
 14. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company
        (File No. 33-62895) filed March 28, 1997. Copies of Powers of attorney for all other directors, incorporated by reference from Post-Effective
        Amendment No. 1 to Form N-4 Registration Statement of John Hancock
        Variable Annuity Account I (File No. 33-82648), filed April 25, 1995.
        Powers of Attorney for Bruce M. Jones and Paul Strong. Incorporated by reference from Post-Effective Amendment No. 2 to file No. 333-81127, filed on May 4, 2000.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                                 POSITION WITH DEPOSITOR
   ----                                 -----------------------
   David F. D'Alessandro............... Chairman of the Board
   Michele G. VanLeer.................. Vice Chairman of the Board and President
   Thomas J. Lee....................... Director and Vice President
   Robert R. Reitano................... Director, Vice President and Chief
                                        Investment Officer
   Ronald J. Bocage.................... Director, Vice President and Counsel
   Barbara L. Luddy.................... Director, Vice President and Actuary
   Robert S. Paster.................... Director and Vice President
   Bruce M. Jones...................... Director and Vice President
   Paul Strong......................... Director and Vice President

EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Daniel L. Ouellette................. Vice President, Marketing
   Patrick J. Gill..................... Controller

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund, registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

  A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 28, 1999.

ITEM 27. NUMBER OF CONTRACT OWNERS

  As of September 30, 2000, the number of Contract Owners of all forms of the Contracts offered by the Account was 171,385.

ITEM 28. INDEMNIFICATION

  Article X of the By-Laws of JHVLICO provides indemnification to each present and former trustee, officer, and employee of JHVLICO against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of JHVLICO. JHVLICO may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the John Hancock Variable Series Trust I ("Fund"), filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement (File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994),
Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-2081) dated April 24, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986,
Section 15 of the Transfer Agency Agreement by and between John Hancock
Variable Series Trust I and John Hancock Mutual Life Insurance Company
(Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust I, Signator Investors, Inc., and John Hancock Life Insurance Company
(Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) Signator Investors, Inc., is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and V, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) In response to this item, the response to Item 25 is hereby incorporated by reference.

    (c) The information under "Distribution" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

    Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser and transfer agent, keep all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

    (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

 EXHIBITS
 --------
3.(b)     Specimen Variable Contracts Selling Agreement Between Signator
          Investors, Inc. and selling broker-dealers.
4.(a)     Form of eVariable Annuity periodic payment deferred annuity contract.
5.(a)     Form of variable annuity contract application.
10.       Consent of Independent Auditors.
